The Prudential Series Fund, Inc.
                         Jennison 20/20 Focus Portfolio
--------------------------------------------------------------------------------

                      Supplement dated October 1, 2002 to
                          Prospectus dated May 1, 2002

   Bradley Goldberg, CFA, Executive Vice President of Jennison Associates will retire from Jennison Associates in the fourth quarter of 2002, and is being replaced by Tom Kolefas effective November 1, 2002.

   The following information supplements 'How the Fund is Managed--Portfolio Managers' in the Prospectus:

   Tom Kolefas, CFA has been the portfolio manager of the value portion of the Fund since November 1, 2002. Mr. Kolefas is a Senior Vice President at Jennison, a position he has held since September 2002. Previously, he was a Managing Director and Senior Portfolio Manager of PIM. He joined Prudential in May 2000 from Loomis Sayles & Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. He earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University.



PSFUP4